UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 27, 2018

TECHCARE CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-55680

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

1140 Avenue of the Americas, New York, NY	10036
(Address of Registrant’s Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: (646) 380-6645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On March 27, 2018, the Board of Directors of TechCare Corp. (the “Company”), after considering the recommendations of management, concluded that the Company’s unaudited condensed consolidated financial statements and other financial data as of and for the three months ended March 31, 2017, as of and for the three and six months ended June 30, 2017, and as of and for the three and nine months ended September 30, 2017 (collectively, the “Non-Reliance Periods”) should not be relied upon because of misstatements described below. The misstatements that caused the Company to conclude that its financial statements and other financial information for the Non-Reliance Periods should not be relied upon were related to matters that were initially identified during March 2018 and subsequently reviewed and evaluated.

Accordingly, investors, analysts and other persons should not rely upon the Company’s previously released financial statements and other financial data for the Non-Reliance Periods or any press releases, investor presentations or other communications that relate to that information. The misstatements and the restated quarterly financial information in connection with the Restatement will be reflected in the notes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The Company expects to file such Annual Report as soon as practicable, but not later than April 2, 2018.

The Board of Directors and management have discussed the matters disclosed in this Item 4.02(a) with Kesselman and Kesselman, a member firm of PricewaterhouseCoopers International Limited, the Company’s independent registered public accounting firm.

Additional Information on Restatement

During the preparation of the 2017 annual financial statements, the Company became aware of misstatements in its condensed consolidated financial statements for the quarter ended March 31, 2017, the six months ended June 30, 2017, and the nine months ended September 30, 2017 that were each included the Company’s 2017 Form 10-Qs. The misstatement stemmed from an erroneous recording of additional stock compensation expense of approximately $944 thousand during the three months ended March 31, 2017 related to certain fully vested awards that were granted in December 31, 2016 and were properly fully expensed in 2016.

The Restatement is also expected to correct certain other misstatements related to the 2017 interim periods, including (i) an error related to the accounting for advances to suppliers of approximately $30 thousand which were previously expensed that impacted the periods ended June 30, 2017 and September 30, 2017 and (ii) an error in the classification of certain expenses within the consolidated statements of operations and comprehensive loss which impacts classification only and does not impact the total net loss or comprehensive loss reported for any of the periods.

All errors above impacted line items within operating cash flows of the cash flow statements and as such the total operating cash outflows for each of the Non-Reliance Periods did not change.

The Company has not yet completed its review of these items, and therefore the information set forth above is preliminary and subject to change. While the Company expects to report the adjustments described herein, there can be no assurance that the final adjustments will not differ materially from the information discussed herein, or that additional misstatements will not be identified.

In Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, the Company disclosed that its internal control over financial reporting and its disclosure controls and procedures were not effective as of December 31, 2016 because of material weaknesses existed as of that date. Based on its review to date, the Company expects that, as of December 31, 2017, the material weaknesses that existed at December 31, 2016 will be unremediated. These material weaknesses are: (i) Inadequate segregation of duties consistent with control objectives; and (ii) Ineffective controls over period-end financial reporting and disclosure processes.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For example, forward-looking statements include statements regarding the filing of financial statements, the content and timing thereof, the anticipated effect of the errors, including the anticipated change in the Company’s loss and comprehensive loss, the scope of the errors, and the timing and effectiveness of the Company’s remediation plan for the material weaknesses. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “intend,” “expect,” “plan,” “believe,” “estimate,” “predict” or the like. These statements involve risks and uncertainties, and actual results could differ materially from the statements made in this report. Factors that might cause these differences include, but are not limited to, potential delays in the preparation of restated financial statements, the risk that additional information will come to light during the course of the preparation of restated financial statements that alters the scope or magnitude of the restatement, potential reviews, investigations or other proceedings by government authorities, stockholders or other parties, the Restatement or the failure to timely file the Annual Report on Form 10-K for 2017, the risk that the Company’s remediation plan will be unsuccessful to prevent or detect additional misstatements and potential delays arising from the restatement, including a potential inability to prepare financial statements or file periodic reports on a timely basis, which would be a violation of the Securities Exchange Act and the listing rules of the OTCQB. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of such forward-looking statements. The forward-looking statements contained in this communication speak only as of the date of this communication and the Company or its representatives are under no duty, and do not undertake, to update any of the forward-looking statements after this date to conform such statements to actual results, to reflect the occurrence of anticipated results or otherwise except as otherwise required by applicable law or regulations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechCare Corp.

By:	/s/ Shlomi Arbel
Name:	Shlomi Arbel
Title:	Chief Executive Officer

Date: March 27, 2018